                                                                      Exhibit 99


                            Global Structured Finance

                                  BoAALT 2003-1
                                  Pool Summary
                            Collateral Summary Report

--------------------------------------------------------------------------------

                         Selection Criteria: All records
                                Table of Contents

1.  General Pool Characteristics
2.  Original Balance
3.  Cut-Off Balance
4.  Lien Position
5.  Coupon

6.  Credit Score*
7.  PMI Providers
8.  Product Type
9.  Loan Purpose
10. Loan Type
11. Property Type
12. Occupancy Status
13. Documentation
14. State
15. Zip Code
16. OLTV
17. Cut-Off LTV
18. Delinquency*
19. Times 30 Days
20. Prepay Penalty Flag
21. Prepay Penalty Term
22. Buydown Agreement
23. Original Term
24. Scheduled Remaining Term
25. Cut-Off Loan Age

--------------------------------------------------------------------------------
1. General Pool Characteristics

Pool Size: $325,398,789.52
Loan Count: 2,308
Cut-off Date: 2003-01-01
Avg. Loan Balance: $140,987.34
Avg. Orig. Balance: $141,257.57
W.A. FICO*: 739
W.A. Orig. LTV: 69.46%
W.A. Cut-Off LTV: 69.33%
W.A. Gross Coupon: 6.4929%
W.A. Net Coupon: 6.2354%
W.A. Administration Fee: 0.2575%
W.A. Orig. Term: 355 months
W.A. Rem. Term: 353 months
W.A. Age: 2 months
% over 80 COLTV: 16.77%
% over 100 COLTV: 5.07%
% with PMI: 15.20%
W.A. MI Coverage: 31.30%

W.A. MI Adjusted LTV: 64.19%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.50%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
                                       Top


--------------------------------------------------------------------------------
2. Original Balance

==============================================================
         Original Balance                              Percent

==============================================================
(Less than) = 50,000                                     2.79%
==============================================================
50,001 - 100,000                                        17.97
==============================================================
100,001 - 150,000                                       21.06
==============================================================
150,001 - 200,000                                       16.40
==============================================================
200,001 - 250,000                                       13.03
==============================================================
250,001 - 300,000                                       10.57
==============================================================
300,001 - 350,000                                        3.94
==============================================================
350,001 - 400,000                                        6.26
==============================================================
400,001 - 450,000                                        2.59
==============================================================
450,001 - 500,000                                        2.36
==============================================================
500,001 - 550,000                                        0.78
==============================================================
550,001 - 600,000                                        0.53
==============================================================
600,001 - 650,000                                        0.19
==============================================================
650,001 - 700,000                                        0.21
==============================================================
700,001 - 750,000                                        0.23
==============================================================
800,001 - 850,000                                        0.51
==============================================================
850,001 - 900,000                                        0.27
==============================================================
950,001 - 1,000,000                                      0.31
==============================================================
         Total:                                        100.00%
==============================================================
                   Average: $141,257.57
                    Lowest: $15,200.00
                  Highest: $1,000,000.00
                     S.D.: $97,991.63

                              Top


--------------------------------------------------------------------------------
3. Cut-Off Balance

==============================================================
         Cut-Off Balance                               Percent

==============================================================
1 - 50,000                                              2.80%
==============================================================
50,001 - 100,000                                        17.98
==============================================================
100,001 - 150,000                                       21.17
==============================================================
150,001 - 200,000                                       16.26
==============================================================
200,001 - 250,000                                       13.03
==============================================================
250,001 - 300,000                                       10.94
==============================================================

==============================================================
300,001 - 350,000                                        3.68
==============================================================
350,001 - 400,000                                        6.15
==============================================================
400,001 - 450,000                                        2.59
==============================================================
450,001 - 500,000                                        2.36
==============================================================
500,001 - 550,000                                        0.78
==============================================================
550,001 - 600,000                                        0.53
==============================================================
600,001 - 650,000                                        0.19
==============================================================
650,001 - 700,000                                        0.21
==============================================================
700,001 - 750,000                                        0.23
==============================================================
800,001 - 850,000                                        0.51
==============================================================
850,001 - 900,000                                        0.27
==============================================================
950,001 - 1,000,000                                      0.31
==============================================================
         Total:                                        100.00%
==============================================================
                  Average: 140,987.34
                   Lowest: 15,174.37
                 Highest: 1,000,000.00
                    S.D.: 97,863.42

                         Top


--------------------------------------------------------------------------------
4. Lien Position

================================================
         Lien Position              Percent

================================================
1                                       100.00%
================================================
         Total:                         100.00%
================================================
                         Top


--------------------------------------------------------------------------------
5. Coupon

================================================
         Coupon                          Percent

================================================
5.251 - 5.375                              0.03%
================================================
5.376 - 5.500                              0.02
================================================
5.626 - 5.750                              1.27
================================================
5.751 - 5.875                              0.86
================================================
5.876 - 6.000                              3.69
================================================
6.001 - 6.125                              4.98
================================================
6.126 - 6.250                             14.27
================================================
6.251 - 6.375                             17.60
================================================
6.376 - 6.500                             20.36
================================================
6.501 - 6.625                             11.83
================================================
6.626 - 6.750                             11.82
================================================
6.751 - 6.875                              8.47
================================================
6.876 - 7.000                              3.59
================================================
7.001 - 7.125                              0.61
================================================
7.126 - 7.250                              0.22
================================================
7.251 - 7.375                              0.21
================================================

================================================
7.376 - 7.500                              0.15
================================================
7.501 - 7.625                              0.02
================================================
         Total:                          100.00%
================================================
                 W.A.: 6.493
                Lowest: 5.375
               Highest: 7.625
                 S.D.: 0.292

                     Top

--------------------------------------------------------------------------------
6. Credit Score*

================================================
         Credit Score*                   Percent

================================================
801 - 850                                  3.49%
================================================
751 - 800                                 39.73
================================================
701 - 750                                 39.06
================================================
651 - 700                                 15.18
================================================
601 - 650                                  2.54
================================================
         Total:                          100.00%
================================================
                 W.A.: 739
                Lowest: 601
               Highest: 838
                 S.D.: 42

                   Top

--------------------------------------------------------------------------------
7. PMI Providers

================================================
           PMI Providers                 Percent

================================================
NONE                                       84.80%
================================================
UNITED GUARANTY                            11.61
================================================
GEMIC                                      2.18
================================================
RMIC                                       0.69
================================================
MGIC                                       0.52
================================================
PMIC                                       0.20
================================================
         Total:                          100.00%
================================================
                       Top


--------------------------------------------------------------------------------
8. Product Type

================================================
         Product Type                   Percent

================================================
30 YR FIXED                               95.20%
================================================
20 YR FIXED                                3.94
================================================
25 YR FIXED                                0.78
================================================
27 YR FIXED                                0.08
================================================
         Total:                          100.00%
================================================
                       Top

--------------------------------------------------------------------------------
9. Loan Purpose

================================================
         Loan Purpose                   Percent

================================================
PURCH                                     40.00%
================================================
R/T REFI                                  32.77
================================================
C/O REFI                                  27.23
================================================
         Total:                          100.00%
================================================

                       Top


10. Loan Type

================================================
         Loan Type                      Percent

================================================
CONVENTIONAL                            100.00%
================================================
         Total:                         100.00%
================================================
                       Top

--------------------------------------------------------------------------------
11. Property Type

================================================
         Property Type                  Percent

================================================
SFR                                       68.85%
================================================
Condo                                      8.55
================================================
PUD Detach                                 8.13
================================================
2-Family                                   6.16
================================================
4-Family                                   3.30
================================================
PUD Attach                                 2.34
================================================
3-Family                                   2.21
================================================
Townhouse                                  0.45
================================================
         Total:                          100.00%
================================================
                       Top

--------------------------------------------------------------------------------
12. Occupancy Status

================================================
         Occupancy Status                Percent

================================================
Investor                                  74.15%
================================================
Primary                                   25.85
================================================
         Total:                          100.00%
================================================
                       Top

--------------------------------------------------------------------------------
13. Documentation

================================================
          Documentation                  Percent

================================================
Standard                                  42.56%

================================================
Reduced                                   32.74
================================================

================================================
Rapid                                     12.36
================================================
Stated                                     8.02
================================================
No Ratio                                   3.15
================================================
All Ready Home                             1.18
================================================
         Total:                          100.00%
================================================
                       Top

--------------------------------------------------------------------------------
14. State

================================================
         State                           Percent

================================================
California                                49.13%
================================================
Florida                                   10.05
================================================
Virginia                                   3.44
================================================
Texas                                      3.18
================================================
Arizona                                    2.37
================================================
Other                                     31.84
================================================
         Total:                          100.00%
================================================
                       Top

--------------------------------------------------------------------------------
15. Zip Code

================================================
         Zip Code                       Percent

================================================
95608                                      0.50%
================================================
29572                                      0.46
================================================
94062                                      0.43
================================================
02906                                      0.43
================================================
92037                                      0.42
================================================
Other                                     97.76
================================================
         Total:                          100.00%
================================================
                       Top

--------------------------------------------------------------------------------
16. OLTV

===================================================
              OLTV                          Percent

===================================================
(Less than) = 20.00                           0.63%
===================================================
20.01 - 25.00                                 1.03
===================================================
25.01 - 30.00                                 1.82
===================================================
30.01 - 35.00                                 2.00
===================================================
35.01 - 40.00                                 2.87
===================================================
40.01 - 45.00                                 3.56
===================================================
45.01 - 50.00                                 4.41
===================================================
50.01 - 55.00                                 5.15
===================================================
55.01 - 60.00                                 6.13
===================================================
60.01 - 65.00                                 7.88
===================================================
65.01 - 70.00                                12.44
===================================================

===================================================
70.01 - 75.00                                13.51
===================================================
75.01 - 80.00                                21.80
===================================================
80.01 - 85.00                                 0.63
===================================================
85.01 - 90.00                                 4.91
===================================================
90.01 - 95.00                                 0.06
===================================================
95.01 - 100.00                                5.99
===================================================
(Greater than) = 100.01                       5.18
===================================================
             Total:                         100.00%
===================================================
                   W.A.: 69.46%
                  Lowest: 10.92%
                 Highest: 103.00%
                   S.D.: 18.95%

                        Top

--------------------------------------------------------------------------------
17. Cut-Off LTV

===================================================
           Cut-Off LTV                    Percent

===================================================
(Less than) = 20.00                           0.63%
===================================================
20.01 - 25.00                                 1.03
===================================================
25.01 - 30.00                                 1.82
===================================================
30.01 - 35.00                                 2.02
===================================================
35.01 - 40.00                                 2.88
===================================================
40.01 - 45.00                                 3.56
===================================================
45.01 - 50.00                                 4.40
===================================================
50.01 - 55.00                                 5.16
===================================================
55.01 - 60.00                                 6.14
===================================================
60.01 - 65.00                                 7.86
===================================================
65.01 - 70.00                                12.51
===================================================
70.01 - 75.00                                13.49
===================================================
75.01 - 80.00                                21.73
===================================================
80.01 - 85.00                                 0.65
===================================================
85.01 - 90.00                                 4.90
===================================================
90.01 - 95.00                                 0.06
===================================================
95.01 - 100.00                                6.10
===================================================
(Greater than) = 100.01                       5.07
===================================================
         Total:                             100.00%
===================================================
                   W.A.: 69.33%
                  Lowest: 10.89%
                 Highest: 103.00%
                   S.D.: 18.93%

                       Top

---------------------------------------------------
18. Delinquency*

===================================================
         Delinquency*                       Percent

===================================================
0-29 days                                   100.00%
===================================================
         Total:                             100.00%
===================================================
                  * MBA method
                       Top

--------------------------------------------------------------------------------
19. Times 30 Days

===================================================
         Times 30 Days                    Percent

===================================================
0                                            99.64%
===================================================
1                                             0.36
===================================================
         Total:                             100.00%
===================================================
                        Top

--------------------------------------------------------------------------------
20. Prepay Penalty Flag

===================================================
         Prepay Penalty Flag               Percent

===================================================
N                                           100.00%
===================================================
         Total:                             100.00%
===================================================
                       Top

--------------------------------------------------------------------------------
21. Prepay Penalty Term

===================================================
         Prepay Penalty Term               Percent

===================================================
0                                           100.00%
===================================================
         Total:                             100.00%
===================================================
                      W.A.: 0.0
                      Lowest: 0
                     Highest: 0
                      S.D.: 0.0

                        Top

--------------------------------------------------------------------------------
22. Buydown Agreement

===================================================
         Buydown Agreement                  Percent

===================================================
N                                           100.00%
===================================================
         Total:                             100.00%
===================================================
                       Top

--------------------------------------------------------------------------------
23. Original Term

===================================================
         Original Term                     Percent

===================================================
240                                           3.94%
===================================================
300                                           0.78
===================================================
324                                           0.08
===================================================

===================================================
360                                          95.20
===================================================
         Total:                             100.00%
===================================================
                        W.A.: 354.8 months
                        Lowest: 240 months
                       Highest: 360 months

                              Top

--------------------------------------------------------------------------------
24. Scheduled Remaining Term

===================================================
         Scheduled Remaining Term           Percent

===================================================
235 - 240                                    3.94%
===================================================
295 - 300                                     0.78
===================================================
301 - 342                                     0.08
===================================================
349 - 354                                     0.14
===================================================
355 - 360                                    95.06
===================================================
         Total:                             100.00%
===================================================
                   W.A.: 353.1 months
                    Lowest: 237 months
                   Highest: 360 months

                          Top

--------------------------------------------------------------------------------
25. Cut-Off Loan Age

===================================================
         Cut-Off Loan Age                   Percent

===================================================
= 0                                           6.33%
===================================================
1 - 6                                        93.67
===================================================
         Total:                             100.00%
===================================================
                   W.A.: 1.7 months
                   Lowest: 0 months
                   Highest: 6 months